Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 14, 2011, by and among INDIANAPOLIS POWER & LIGHT COMPANY, an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A., as syndication agent, UNION BANK, N.A., as documentation agent and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the "Administrative Agent") under the Credit Agreement referred to below:

WlTNESSETH:

WHEREAS, the Borrower, the Lenders, the agents and the Administrative Agent entered into the Credit Agreement dated as of December 14, 2010 (the "Credit Agreement"), pursuant to which the Lenders have extended credit to the Borrower; and

WHEREAS, the Borrower has requested that changes be made with respect to a certain representation and warranty as set forth in more detail herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

NOW, THEREFORE, in consideration of their mutual covenants and agreements hereafter set forth, and intending to be legally bound, the parties hereto agree as follows:

Amendment to Section 6.1(m) [ERISA Compliance].  Clause (ii) of Section 6.1 (m) [ERISA Compliance] of the Credit Agreement is hereby amended and restated in entirety as follows:

"(ii)           (a) No ERISA Event has occurred or is reasonably expected to occur which causes, or could reasonably be expected to cause, an Event of Default under Section 9.1(i); (b) No contribution failure under Section 412 of the Code, Section 302 of ERISA or the terms of any Plan has occurred with respect to any Plan to which the Borrower is a contributing sponsor, sufficient to give rise to a Lien under Section 302(f) of ERISA, or otherwise to have a Material Adverse Effect; (c) the Borrower has not incurred, nor reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan or Multiemployer Plan (other than for ordinary funding obligations and premiums due and not delinquent under Section 4007 of ERISA) which causes, or could reasonably be expected to cause, an Event of Default under Section 9.1(i); (d) the Borrower has not incurred, nor reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan which causes, or could reasonably be expected to cause, an Event of Default under Section 9.1(i); and (e) the Borrower has not engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA."

Amendment to Schedule 1.1(B).  Schedule 1.1(B) [Commitments of Lenders and Addresses for Notices to Lenders] is hereby amended and restated to read as set forth on the Schedule attached to this Amendment bearing such name and numerical reference.

No Other Amendments.  Except as amended hereby, the terms and provisions of the Credit Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders' or Administrative Agent's rights and remedies (all of which are hereby reserved).

Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Article 6 of the Credit Agreement, are true and correct on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representation and warranty shall be true and correct on and as of such date), and that no Event of Default, or Potential Default, has occurred or is continuing or exists on or as of the date hereof.

Conditions to Effectiveness.  This Amendment shall become effective upon execution and delivery to the Administrative Agent hereof by the Borrower, all of the Lenders and the Administrative Agent and the satisfaction of the following conditions precedents:

Amendment.  The Administrative Agent shall have received an executed counterpart of this Amendment for each Required Lender, duly executed by a responsible officer of the Borrower.

Fees.  The Borrower shall have paid all reasonable legal fees and expenses of counsel to the Administrative Agent for the preparation and execution of this Amendment.

Miscellaneous.

This Amendment shall become effective as provided in Section 2.3.

The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed, and shall, as so amended, remain in full force and effect.  From and after the date that the amendments herein described take effect, all reference to the "Agreement" in the Credit Agreement and in the other Loan Documents, shall be deemed to be references to the Credit Agreement as amended by this Amendment.

This Amendment shall be deemed to be a contract under the laws of the State of Indiana, and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.

This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts.  Each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one in the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER: INDIANAPOLIS POWER & LIGHT COMPANY

By:
Connie R. Horwitz
Treasurer and Assistant Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
Tracy J. Venable
Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

UNION BANK, N.A., individually and as Documentation Agent

By:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Facility A Commitment	Facility B Commitment	Revolving Credit Commitment	Ratable Share

Name: PNC Bank, National Association Address: 101 W. Washington, Suite 200E Indianapolis, IN 46255 Attention: Tracy J. Venable Telephone: (317) 267-7066 Telecopy: (317) 267-8899	$54,444,000	$10,556,000	$65,000,000	26.000000000%

Name: Bank of America, N.A. Address: One Bryant Park NY1-100-32-01 New York, NY 10036 Attention: Justin Martin Telephone: (646) 855-1964 Telecopy: (646) 855-1936	$35,598,000	$6,902,000	$42,500,000	17.000000000%

Name: Union Bank, N.A. Address: 445 S. Figueroa Street Los Angeles, CA 90071 Attention: Jesus Serrano Telephone: (213) 236-4194 Telecopy: (213) 236-4096	$35,598,000	$6,902,000	$42,500,000	17.000000000%

Name: JPMorgan Chase Bank, N.A. Address: 383 Madison Avenue, Floor 24 New York, NY 10179 Attention: Juan J. Javellana Telephone: (212) 270-4272 Telecopy: (212) 270-3897	$20,940,000	$4,060,000	$25,000,000	10.000000000%

Name: U.S. Bank National Association Address: 425 Walnut Street 8th Floor ML CN-OH-W8 Cincinnati, OH 45202 Attention: Eric J. Cosgrove Telephone: (513) 632-3033 Telecopy: (513) 632-2068	$20,940,000	$4,060,000	$25,000,000	10.000000000%

Name: The Huntington National Bank Address: 41 South High Street Columbus, OH 43215 Attention: Joseph A Tonges Telephone: (614) 480-3722 Telecopy: (877) 274-8593	$20,940,000	$4,060,000	$25,000,000	10.000000000%

Name: Fifth Third Bank Address: 251 N. Illinois, Suite 1000 Mail Drop: MD 8490A1 Indianapolis, IN 46204 Attention: William J. Krummen Telephone: (317) 383-2145 Telecopy: (317) 383-2320	$20,940,000	$4,060,000	$25,000,000	10.000000000%

Total	$209,400,000	$40,600,000	$250,000,000	100%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT

Name: PNC Bank, National Association
Address: One PNC Center, Suite 400E
Indianapolis, IN 46255
Attention: Tracy J. Venable
Telephone:                    (317) 267-7066
Telecopy:                      (317) 267-7399

With a Copy To:

Agency Services, PNC Bank, National Association
Mail Stop: P7-PFSC-04-I
Address: 500 First Avenue
Pittsburgh, PA 15219
Attention:                      Agency Services
Telephone:                    (412) 762-6442
Telecopy:                      (412) 762-8672

BORROWER:

Name: Indianapolis Power & Light Company
Address: One Monument Circle
Indianapolis, IN 46204
Attention: Connie R. Horwitz
Telephone:                    (317) 261-8670
Telecopy:                      (317) 630-0609